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                                                                EXHIBIT 10.10(d)


                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

        This Second Amendment to that certain Amended and Restated Loan and Security Agreement ("Amendment") is made and entered into as of December 23, 1998 by and between Skechers U.S.A., Inc. ("Borrower") and Heller Financial, Inc., as Agent and as Lender ("Agent").

        WHEREAS, Agent and Borrower are parties to a certain Amended and Restated Loan and Security Agreement, dated September 4, 1998 and all amendments thereto (the "Agreement"); and

        WHEREAS, Borrower has informed Agent that it intends to repay Term Loan B in full and requests that Agent cancel the Guaranty and release the cash collateral pledged to Lender by Guarantor pursuant to the Cash Collateral Pledge Agreement; and

        WHEREAS, Borrower has further requested that Agent consent to Borrower's incurrence of indebtedness in the amount of $13,250,000 from Guarantor, which indebtedness shall be evidenced by a subordinated promissory note in the amount of $10,000,000 which indebtedness shall be subordinated to Agent pursuant to the terms of a subordination agreement and a promissory note in the amount of $3,250,000 (the "Greenberg Note") which note shall not be subordinated; and

        WHEREAS, Agent and Lenders have agreed to cancel the Guaranty and release the cash collateral pledged by Guarantor, and Agent and Lenders have further agreed to the incurrence by Borrower of $13,250,000 of indebtedness; and

        WHEREAS, the parties desire to amend the Agreement as hereinafter set forth;

        NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. DEFINITIONS. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such term in the Agreement.

        2. AMENDMENTS. Subject to the conditions set forth the below, the Agreement is amended as follows:

                (a) The definition of "Tangible Net Worth" is amended by deleting the definition of "Tangible Net Worth" in its entirety and inserting the following in lieu thereof:

                "Tangible Net Worth" of any Person means as of any date, an amount equal to: (a) Net Worth of such Person; less (b) Intangible Assets of such Person; less (c) prepaid expenses of such Person in excess of $250,000; less (d) all obligations owed to such Person by any Affiliate of such Person or any of its Subsidiaries; and less (e) all loans by such Person to its officers, stockholders, Subsidiaries or employees (determined in each case in conformity with GAAP) plus (f) the outstanding amount of Subordinated Debt.

                (b) The definition of "Loan Documents" is amended by deleting the definition of "Loan Documents" in its entirety and inserting the following in lieu thereof:


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                "Loan Documents" means this Agreement, the Subsidiary Guaranty, the Subordination Agreement and all other documents, instruments and agreements executed by or on behalf of Borrower, Borrower's Subsidiaries or any Subsidiary Guaranty or any Guarantor and delivered concurrently herewith or at any time hereafter to or for Agent or any Lender in connection with the Loans, any Agent Letter of Credit, and any other transaction contemplated by this Agreement, all as amended, restated, supplemented or modified from time to time.

                (c) Section 11.1 is amended by inserting the following definitions of "Subordination Agreement," "Greenberg Note" and "Subordinated Debt" in the proper alphabetical order in Section 11.1 of the Agreement:

                "Greenberg Note" means that certain promissory note evidencing the obligations of Borrower to the Greenberg Family Trust in the original principal amount of $3,250,000 dated December 22, 1998.

                "Subordination Agreement" means that certain subordination agreement dated as of December 23, 1998 by and among, Agent, Borrower and Robert Y. Greenberg and Susan M. Greenberg, Trustees of the Greenberg Family Trust dated May 3, 1988, as amended from time to time.

                "Subordinated Debt" means the indebtedness incurred by Borrower pursuant to that certain subordinated promissory note dated December 22, 1998 in the original principal amount of $10,000,000 in favor of Robert Y. Greenberg and Susan M. Greenberg, Trustees of the Greenberg Family Trust dated May 3, 1988 as amended.

                (d) The first sentence of subsection 7.1 is amended by deleting the same in its entirety and inserting the following in lieu thereof:

                "Directly or indirectly create, incur, assume, guaranty, or otherwise become or remain directly or indirectly liable, on a fixed or contingent basis, with respect to any Indebtedness except: (a) the Obligations; (b) Indebtedness under Capital Leases not to exceed $12,000,000 outstanding at any time in the aggregate; (c) Indebtedness existing on the Closing Date and identified on Schedule 7.1; (d) the Subordinated Debt; and (e) the indebtedness outstanding under the Greenberg Note.

                (e) Subsection 7.5(c) is amended by deleting the same in its entirety and inserting the following in lieu thereof:

                "Borrower may make distributions and or dividends to its shareholders provided that (i) Borrower shall have first given Agent notice of its intention to make such distribution or dividend and (ii) Borrower shall be in compliance with the terms and conditions of the Loan Documents both prior to making such distribution or dividend and after giving effect to such distribution or dividend (including Borrower's compliance with the financial covenants calculated through the date of such payment) and Borrower shall have delivered a Compliance Certificate to Agent demonstrating such compliance, not later than two (2) Business Days before making such distribution or dividend. Borrower may make principle payments on the Subordinated Debt in accordance with the Subordination Agreement


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                provided that (i) Borrower shall have paid in full the Greenberg
                Note; (ii) Borrower shall have first given Agent notice of its intention to make such payment and (iii) Borrower shall be in compliance with the terms and conditions of the Loan Documents both prior to making such payment and after giving effect to such payment (including Borrower's compliance with the financial covenants calculated through the date of such payment) and Borrower shall have delivered a Compliance Certificate to Agent demonstrating such compliance, not later than two (2) Business Days before making such payment."

        3. CONDITIONS. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Agent):

                (a) There shall have occurred no material adverse change in the business, operations, financial condition, profits or prospects of Borrower, or in the Collateral;

                (b) Borrower shall have executed and delivered such other documents and instruments as Agent may require;

                (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel;

                (d) No Default or Event of Default shall have occurred and be continuing.

                (e)     Borrower shall have repaid in full Term Loan B.

        4. CORPORATE ACTION. The execution, delivery, and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower.

        5. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        6. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

        8. RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.

        9. REFERENCES. Any reference to the Agreement contained in any Loan Document, or any other notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment, unless the context shall otherwise require.


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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.


                                       HELLER FINANCIAL, INC., as Agent
                                       and as Lender


                                       By:  /s/ NORA BOSE
                                          --------------------------------------
                                       Name:  Nora Bose
                                            ------------------------------------
                                       Title:  AVP
                                             -----------------------------------


                                       SKECHERS U.S.A., INC.
ATTEST:

/s/ PHILIP G. PACCIONE
-----------------------------------    By:  /s/ DAVID WEINBERG
Secretary                                 --------------------------------------
                                       Name:  David Weinberg
                                            ------------------------------------
                                       Title:  CfO
                                             -----------------------------------


                            CONSENT AND REAFFIRMATION

        The undersigned Subsidiary Guarantor of the obligations of Borrower at any time owing hereby (i) acknowledges receipt of a copy of the foregoing Second Amendment to Loan and Security Agreement; (ii) consents to Borrower's execution and delivery thereof; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations and reaffirms that such guaranty is and shall remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that Agent has no obligation to inform the Guarantor of such matters in the future or to seek Guarantor's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

        IN WITNESS WHEREOF, the undersigned Guarantor has executed this Consent and Reaffirmation on and as of the date of such Second Amendment to the Loan and Security Agreement.

                                                     SKECHERS BY MAIL, INC.,
                                                     a Delaware corporation


                                       By:  /s/ DAVID WEINBERG
                                          --------------------------------------
                                       Name:  David Weinberg
                                            ------------------------------------
                                       Title:  CFO
                                             -----------------------------------


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